SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549
FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT
 TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2007

DESTINATION TELEVISION, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29921	65-0494581

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 North Federal Highway Fort Lauderdale, Florida	33301

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (954) 332-6600

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 - Completion of Acquisition or Disposition of Assets

            Acquisition of American Broadcast Group LLC

               On November 7, 2007, Destination Television, Inc. ("we," "our" or the "Company") filed a Current Report on Form 8-K (the "Original 8-K") to report that it had completed the acquisition of all of the outstanding member's equity interests of American Broadcast Group LLC.  The Original 8-K is incorporated herein by this reference.  This amendment is being filed to include the financial statements required by Item 9.01 of Form 8-K.

Item 9.01 - Financial Statements and Exhibits

              (a) Financial Statements of Businesses Acquired

               The audited financial statements of American Broadcast Group LLC, as of December 31, 2006, and for the period from July 26, 2006 (inception) to December 31, 2006; and the unaudited financial statements as of October 31, 2007 and for the ten-month period ending October 31, 2007 appear following this Current Report on Form 8-K/A and are hereby incorporated by reference herein.

               (b) Pro Forma Financial Information

               Not Applicable

               (c) Exhibits

               Not Applicable

AMERICAN BROADCAST GROUP LLC

Table of Contents

Report of Independent Registered Public Accounting Firm

Financial Statements:

Balance Sheet as of December 31, 2006

Statement of Operations July 26, 2006 (inception) to December 31, 2006

Statement of Cash Flows July 26, 2006 (inception) to December 31, 2006

Statement of Member's Equity July 26, 2006 (inception) to December 31, 2006

Notes to Financial Statements

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Michael F. Cronin
Certified Public Accountant
1574 Eagle Nest Circle
Winter Springs, FL 32708

Board of Directors and Members
American Broadcast Group LLC
Fort Lauderdale, Florida

I have audited the accompanying balance sheet of American Broadcast Group LLC (the "Company") as of December 31, 2006 and the related statements of operations, member's deficiency and cash flows for the period of July 26, 2006 (inception) to December 31, 2006. The financial statements are the responsibility of management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor was I engaged to perform, an audit of its internal control over financial reporting. My audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, I express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Broadcast Group LLC as of December 31, 2006 and the results of its operations, its cash flows and changes in member's deficiency for the period then ended in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in the notes to the financial statements, the Company's losses have resulted in an accumulated deficit of $153,116 as of December 31, 2006, and 2006 operating activities consumed $33,208 in cash. These conditions raise substantial doubt about their ability to continue as a going concern. Management's plans in regard to these matters are described in the notes. The financial statements do not include any adjustments that might result from the outcome of this uncertainty

October 23, 2007

/s/ Michael F. Cronin

Michael F. Cronin
Certified Public Accountant

American Broadcast Group LLC
Balance Sheet
December 31, 2006

Assets

Current Assets
Cash and cash equivalents	$ 4,982
Accounts receivable, net	5,031

Total current assets	10,013

Other	2,500

Total assets	$ 12,513

Liabilities and Member's Deficiency

Current Liabilities:
Accounts payable	$ 5,181
Bank overdrafts	7,536
Accrued expenses	31,400
Deferred income on air-time contracts	80,822

Total current liabilities	124,939

Long-term Debt:
Related party	40,690

Member's Deficiency:
Contributed Capital and accumulated deficit	(153,116)

Total member's deficiency	(153,116)

Total liabilities and member's deficiency	$ 12,513

See Summary of Significant Accounting Policies and Notes to Financial Statements.

American Broadcast Group LLC
Statement of Operations

July 26, 2006 (inception) to December 31,
2006

Revenue:
Service revenues	$ 101,346

Total Revenue	101,346

Cost of Revenues:
Cost of services	70,709

Costs Applicable to Revenue	70,709

Gross Profit	30,637
30.2%

Selling, general and administrative expenses	183,753

Total Operating Expenses	183,753

Loss before Other Income	(153,116)

Other Income (Expense)
Interest Income	0
Interest (expense), net	0

Loss before Income Taxes	(153,116)

Income Taxes	0

Net Loss	$ (153,116)

Basic and Diluted Net Loss per Member's equity unit	N/A

See Summary of Significant Accounting Policies and Notes to Financial Statements.

American Broadcast Group LLC
Statement of Cash Flows

July 26, 2006 (inception) to December 31,
2006

Cash Flows from Operating Activities:
Net loss	$(153,116)
Changes in Operating Assets and Liabilities:
Accounts receivable	(5,031)
Accounts payable	5,181
Deferred income	80,822
Accrued expenses	38,936

Net cash used by operating activities	(33,208)

Cash Flows from Investing Activities:
Purchase of equipment	0
Security deposit	(2,500)

Net cash used by investing activities	(2,500)

Cash Flows from Financing Activities:
Borrowings from related parties	40,690

Net cash generated by financing activities	40,690

Net Change in Cash	4,982
Cash-Beginning	0

Cash-Ending	$ 4,982

See Summary of Significant Accounting Policies and Notes to Financial Statements.

American Broadcast Group LLC
Statement of Member's Equity
July 26, 2006 (inception) to December 31, 2006

	Member's Units	Amount

Inception-July 26, 2006	100	$ 0
Distributions		0
Net Loss December 31, 2006		(153,116)

Balance at December 31, 2006	100	$(153,116)

See Summary of Significant Accounting Policies and Notes to Financial Statements.

AMERICAN BROADCAST GROUP LLC

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DECEMBER 31, 2006

Business: The Company was organized as a Limited Liability Company formed in Florida on July 26, 2006. The Company's primary business is the creation and implementation of out-of-home (OOH) distribution network platforms and the syndication of third-party OOH national networks to reach captive audience viewers primarily in high traffic OOH leisure destinations. The Company provides proprietary advertising and marketing concepts and strategies, which it produces, as well as advertising content provided by it or its advertisers. The Company's digital technology and premium locations can provide advertisers with instant delivery and flexibility of content that can be unique to each location, which allows the Company's clients the ability to change their programming or select a specific location to target-market potential consumers. The Company's private television networks are not currently regulated by the FCC, which offers distribution opportunities to companies that are unable to advertise their products on conventional networks or cable television.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

Cash and Cash Equivalents: For financial statement presentation purposes, the Company considers those short-term, highly liquid investments with original maturities of three months or less to be cash or cash equivalents.

Financial Instruments: The Company's financial instruments consist of cash and cash equivalents, trade accounts receivable, accounts payable, accrued expenses, and long and short-term borrowings. The fair value of these instruments approximates their recorded value. The Company does not have financial instruments with off-balance sheet risk. The fair value estimates were based on market information available to management as of January 1, 2007.

Financial instruments that potentially subject the Company to concentrations of market/credit risk consist principally of cash and cash equivalents and trade accounts receivable. The Company places cash and cash equivalents with high credit quality financial institutions, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

A concentration of credit risk may exist with respect to trade receivables. The Company reviews trade accounts receivable on a regular basis to determine if any such amounts may be potentially uncollectible. In reviewing the adequacy of the valuation allowances for accounts and notes receivable, the Company considers factors such as historical collection experience. The Company includes any balances that are determined to be uncollectible, along with a general reserve, in the overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based on the Company's best estimate, the Company believes the allowance for doubtful accounts is adequate as presented.

Property and Equipment: Property and equipment are recorded at cost. Depreciation is computed using the straight line balance method over the estimated useful lives of the assets, generally 5 years. Expenditures for renewals and betterments are capitalized. Expenditures for minor items, repairs and maintenance are charged to operations as incurred. Gain or loss upon sale or retirement due to obsolescence is reflected in the operating results in the period the event takes place.

Valuation of Long-Lived Assets: The Company reviews the recoverability of its long-lived assets, including equipment and intangible assets, when events or changes in circumstances occur that indicate that the carrying value of the asset may not be recoverable. The assessment of possible impairment is based on the Company's ability to recover the carrying value of the asset from the expected future pre-tax cash flows (undiscounted and without interest charges) of the related operations. If these cash flows are less than the carrying value of such asset, an impairment loss is recognized for the difference between estimated fair value and carrying value. The Company's primary measure of fair value is based on discounted cash flows. The measurement of impairment requires management to make estimates of these cash flows related to long-lived assets, as well as other fair value determinations.

The Company amortizes the costs of other intangibles (excluding goodwill) over their contractual life or estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment based on undiscounted cash flows and, if impaired, written down to fair value based on either discounted cash flows or appraised values.  Intangible assets with indefinite lives are tested for impairment, at least annually, and written down to fair value as required.

Revenue Recognition: The Company's revenue is derived from (1) subscription fees ("Subscription revenue") paid by network member locations that air the Company's network content and such revenue is recognized ratably over the term of the subscription agreement; and (2) the production and sale of custom advertising that is subsequently aired throughout the Company's TV networks. The Company's primary obligations are to produce a completed video clip ("Production revenue") and to air that clip on its networks for an initial agreed upon period ("Air Time revenue"). Production revenue is recognized upon the delivery and acceptance of the produced piece while Air Time revenue is recognized ratably over the term of the advertising contract.

The Company accounts for revenue under the guidance provided by EITF 00-21 "Revenue Arrangements with Multiple Deliverables."   It only recognizes production revenue, separately from air time revenue, if it bills the advertising client separately for both elements, and if the customer has been so advised as part of its initial arrangement with the Company. In order to record the production revenue as a separate part of the advertising contract, billing rates, whether by the job or based on time and materials, must be presented to the advertising client for approval as part of the original contract. Video clips produced by the Company's art department have stand alone value and can be used for purposes other than to be aired on the Company's networks. Once completed and delivered to the client, the video clip is non-returnable and hence "not subject to a general right of return." Air time is recognized as revenue over the term of the advertising contract or proportionately by spots delivered, depending on the initial contract terms. The Company recognizes air time revenue as air time is delivered. If the client has not been informed that billing is separate for production and airtime, then all revenue from that contract is treated as air time revenue and is recognized as commercials are aired.  Since, the Company has always delivered airtime as contracted, management has determined that delivery of the airtime is "probable" and since the Company has control over its networks, the delivery of the airtime meets the criterion of "controlled by the Company." The Company has recognized approximately $80,000 in deferred revenue arising from undelivered airtime.

Income Taxes: The Company has elected to be treated as a partnership for federal tax purposes. All income the Company generates will flow through to its members and be reported on their individual tax returns. Accordingly, the Company incurs no income taxes and has made no provision for income tax expense in the financial statements.

Recent Accounting Pronouncements:

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections," which replaces APB Opinion No. 20 "Accounting Changes," and FASB Statement No. 3 "Reporting Accounting Changes in Interim Financial Statements," and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. This Statement shall be effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Early adoption is permitted for accounting changes and corrections of errors made in fiscal years beginning after the date this Statement is issued. The Company does not believe that adoption of SFAS 154 will have a material impact on its financial statements.

AMERICAN BROADCAST GROUP LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

1. Note Payable

The Company has one long term obligation payable to Fred Durham, its principal beneficial equity owner and an officer, with no specific date of maturity or stated interest rate as follows:

2006

Amount due	$ 40,690
Less current portion-no current date specified	0

Due after one year	$ 40,690

2. Commitments and Contingencies

Commitments:

Facilities:  The Company's operations are conducted at its leased corporate offices located in Florida. The Company rents the Florida facility under a month-to-month agreement arranged through a related party. The current rental rate is $2,500 per month. Rent expense in 2006 was $7,245.

3. Proposed Acquisition by Destination Television, Inc.

On July 8, 2007, the Company and its sole member entered into a purchase agreement with Destination Television, Inc. ("DSTV"), a publicly-held Florida based digital signage company. Under the terms of the purchase agreement, DSTV will purchase from the sole member all of the Company's issued and outstanding member's interests in exchange for 3,520,000 shares of its common stock.

Completion of the proposed transaction is subject to various conditions that are set forth in the purchase agreement.  The parties to the securities purchase agreement anticipate closing the transaction on or about November 1, 2007.

4. Ability to Continue as a Going Concern and Management Plan

The financial statements have been prepared assuming that the Company will continue as a going concern. The Company has had only nominal revenue in the ordinary course of its business. The lack of sales; and losses from operations; lack of working capital; and member's deficiency, raise substantial doubt about the Company's ability to continue as a going concern. Management's plan in regards to these matters is to seek further equity or debt funding to allow it to pursue its business plan which involves the sale of advertising and the possible acquisition of or affiliation with companies in related or unrelated businesses. The Company intends to increase its revenues by retaining or acquiring sales professionals and to attract national advertisers and to reduce its fixed cash operating expenses so that sales exceed the Company's fixed expenses. If the Company is unable to raise additional capital it may be required to curtail its operations, abandon its business plan, or file for reorganization or liquidation.

AMERICAN BROADCAST GROUP LLC

Table of Contents

Interim Financial Statements (unaudited):

Balance Sheet (unaudited) as of October 31, 2007

Statement of Operations (unaudited) for the ten months ended October 31, 2007

Statement of Cash Flows (unaudited) for the ten months ended October 31, 2007

Notes to Interim Financial Statements (unaudited)

American Broadcast Group LLC
Balance Sheet
October 31, 2007
(unaudited)

Assets

Current Assets
Cash and cash equivalents	$ 1,000
Accounts receivable, net	7,475

Total current assets	8,475

Other	2,000

Total assets	$ 10,475

Liabilities and Member's Deficiency

Current Liabilities:
Accounts and accrued expenses payable	$ 84,895
Bank overdrafts	22,423
Deferred income on air-time contracts	150,800

Total current liabilities	258,118

Long-term Debt:
Related party	7,056

Member's Deficiency:
Contributed Capital and accumulated deficit	(254,699)

Total member's deficiency	(254,699)

Total liabilities and member's deficiency	$ 10,475

See Summary of Significant Accounting Policies and Notes to Financial Statements.

American Broadcast Group LLC
Statement of Operations
(unaudited)

10 months ended
October 31,2007

Revenue:
Service revenues	$ 311,330

Total Revenue	311,330

Cost of Revenues:
Cost of services	172,541

Costs Applicable to Revenue	172,541

Gross Profit	138,789

Selling, general and administrative expenses	240,372

Total Operating Expenses	240,372

Loss before Other Income	(101,583)

Other Income (Expense)
Interest Income	0
Interest (expense), net	0

Loss before Income Taxes	(101,583)

Income Taxes	0

Net Loss	$ (101,583)

Basic and Diluted Net Loss per Member's equity unit	N/A

See Summary of Significant Accounting Policies and Notes to Financial Statements.

American Broadcast Group LLC
Statement of Cash Flows
(unaudited)

10 months ended
October 31, 2007

Cash Flows from Operating Activities:
Net loss	$(101,583)
Changes in Operating Assets & Liabilities:
Accounts receivable	(2,444)
Accounts and accrued expenses payable	63,201
Deferred income	69,978

Net cash used by operating activities	29,152

Cash Flows from Investing Activities:
Purchase of equipment	0
Return of Security deposit	500

Net cash from investing activities	500

Cash Flows from Financing Activities:
Repayment related parties	(33,634)

Net cash generated by financing activities	(33,634)

Net Change in Cash	(3,982)
Cash-Beginning	4,982

Cash-Ending	$ 1,000

See Summary of Significant Accounting Policies and Notes to Financial Statements.

AMERICAN BROADCAST GROUP LLC
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
OCTOBER 31, 2007
(unaudited)

Basis of Presentation: The interim  financial statements of American Broadcast Group LLC ("the Company") include all adjustments, which, in the opinion of management, are necessary in order to make the financial statements not misleading. The accompanying unaudited financial statements do not include all of the information and footnotes required by Generally Accepted Accounting Principles in the United States for complete financial statements.

Business: The Company was organized as a Limited Liability Company formed in Florida on July 26, 2006. The Company's primary business is the creation and implementation of out-of-home (OOH) distribution network platforms and the syndication of third-party OOH national networks to reach captive audience viewers primarily in high traffic OOH leisure destinations. The Company provides proprietary advertising and marketing concepts and strategies, which it produces, as well as advertising content provided by it or its advertisers. The Company's digital technology and premium locations can provide advertisers with instant delivery and flexibility of content that can be unique to each location, which allows the Company's clients the ability to change their programming or select a specific location to target-market potential consumers. The Company's private television networks are not currently regulated by the FCC, which offers distribution opportunities to companies that are unable to advertise their products on conventional networks or cable television.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

Cash and Cash Equivalents: For financial statement presentation purposes, the Company considers those short-term, highly liquid investments with original maturities of three months or less to be cash or cash equivalents.

Financial Instruments: The Company's financial instruments consist of cash and cash equivalents, trade accounts receivable, accounts payable, accrued expenses, and long and short-term borrowings. The fair value of these instruments approximates their recorded value. The Company does not have financial instruments with off-balance sheet risk. The fair value estimates were based on market information available to management as of October 31, 2007.

Financial instruments that potentially subject the Company to concentrations of market/credit risk consist principally of cash and cash equivalents and trade accounts receivable. The Company places cash and cash equivalents with high credit quality financial institutions, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

A concentration of credit risk may exist with respect to trade receivables. The Company reviews trade accounts receivable on a regular basis to determine if any such amounts may be potentially uncollectible. In reviewing the adequacy of the valuation allowances for accounts and notes receivable, the Company considers factors such as historical collection experience. The Company includes any balances that are determined to be uncollectible, along with a general reserve, in the overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based on the Company's best estimate, the Company believes the allowance for doubtful accounts is adequate as presented.

Property and Equipment: Property and equipment are recorded at cost. Depreciation is computed using the straight line balance method over the estimated useful lives of the assets, generally 5 years. Expenditures for renewals and betterments are capitalized. Expenditures for minor items, repairs and maintenance are charged to operations as incurred. Gain or loss upon sale or retirement due to obsolescence is reflected in the operating results in the period the event takes place.

Valuation of Long-Lived Assets: The Company reviews the recoverability of its long-lived assets, including equipment and intangible assets, when events or changes in circumstances occur that indicate that the carrying value of the asset may not be recoverable. The assessment of possible impairment is based on the Company's ability to recover the carrying value of the asset from the expected future pre-tax cash flows (undiscounted and without interest charges) of the related operations. If these cash flows are less than the carrying value of such asset, an impairment loss is recognized for the difference between estimated fair value and carrying value. The Company's primary measure of fair value is based on discounted cash flows. The measurement of impairment requires management to make estimates of these cash flows related to long-lived assets, as well as other fair value determinations.

The Company amortizes the costs of other intangibles (excluding goodwill) over their contractual life or estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment based on undiscounted cash flows and, if impaired, written down to fair value based on either discounted cash flows or appraised values.  Intangible assets with indefinite lives are tested for impairment, at least annually, and written down to fair value as required.

Revenue Recognition: The Company's revenue is derived from (1) subscription fees ("Subscription revenue") paid by network member locations that air the Company's network content and such revenue is recognized ratably over the term of the subscription agreement; and (2) the production and sale of custom advertising that is subsequently aired throughout the Company's TV networks. The Company's primary obligations are to produce a completed video clip ("Production revenue") and to air that clip on its networks for an initial agreed upon period ("Air Time revenue"). Production revenue is recognized upon the delivery and acceptance of the produced piece while Air Time revenue is recognized ratably over the term of the advertising contract.

The Company accounts for revenue under the guidance provided by EITF 00-21 "Revenue Arrangements with Multiple Deliverables."   It only recognizes production revenue, separately from air time revenue, if it bills the advertising client separately for both elements, and if the customer has been so advised as part of its initial arrangement with the Company. In order to record the production revenue as a separate part of the advertising contract, billing rates, whether by the job or based on time and materials, must be presented to the advertising client for approval as part of the original contract. Video clips produced by the Company's art department have stand alone value and can be used for purposes other than to be aired on the Company's networks. Once completed and delivered to the client, the video clip is non-returnable and hence "not subject to a general right of return." Air time is recognized as revenue over the term of the advertising contract or proportionately by spots delivered, depending on the initial contract terms. The Company recognizes air time revenue as air time is delivered. If the client has not been informed that billing is separate for production and airtime, then all revenue from that contract is treated as air time revenue and is recognized as commercials are aired.  Since, the Company has always delivered airtime as contracted, management has determined that delivery of the airtime is "probable" and since the Company has control over its networks, the delivery of the airtime meets the criterion of "controlled by the Company." The Company has recognized approximately $151,000 in deferred revenue arising from undelivered airtime.

Income Taxes: The Company has elected to be treated as a partnership for federal tax purposes. All income the Company generates will flow through to its members and be reported on their individual tax returns. Accordingly, the Company incurs no income taxes and has made no provision for income tax expense in the financial statements.

Recent Accounting Pronouncements:

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections," which replaces APB Opinion No. 20 "Accounting Changes," and FASB Statement No. 3 "Reporting Accounting Changes in Interim Financial Statements," and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. This Statement shall be effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Early adoption is permitted for accounting changes and corrections of errors made in fiscal years beginning after the date this Statement is issued. The Company does not believe that adoption of SFAS 154 will have a material impact on its financial statements.

AMERICAN BROADCAST GROUP LLC
NOTES TO FINANCIAL STATEMENTS
October 31, 2007

(unaudited)

1. Note Payable

The Company has one long term obligation payable to Fred Durham, its principal beneficial equity owner and an officer, with no specific date of maturity or stated interest rate as follows:

2007

Amount due	$ 7,056
Less current portion-no current date specified	0

Due after one year	$ 7,056

2. Commitments and Contingencies

Commitments:

Facilities:  The Company's operations are conducted at its leased corporate offices located in Florida. The Company rents the Florida facility under a month-to-month agreement arranged through a related party. The current rental rate is $2,500 per month.

3. Ability to Continue as a Going Concern and Management Plan

The financial statements have been prepared assuming that the Company will continue as a going concern. The Company has had only nominal revenue in the ordinary course of its business. The lack of sales; and losses from operations; lack of working capital; and member's deficiency, raise substantial doubt about the Company's ability to continue as a going concern. Management's plan in regards to these matters is to seek further equity or debt funding to allow it to pursue its business plan which involves the sale of advertising and the possible acquisition of or affiliation with companies in related or unrelated businesses. The Company intends to increase its revenues by retaining or acquiring sales professionals and to attract national advertisers and to reduce its fixed cash operating expenses so that sales exceed the Company's fixed expenses. If the Company is unable to raise additional capital it may be required to curtail its operations, abandon its business plan, or file for reorganization or liquidation.

4. Subsequent Event

On November 1, 2007  the Company and its sole member completed the transaction pursuant to a purchase agreement dated July 8, 2007 with Destination Television, Inc. ("DSTV"), a publicly-held Florida based digital signage company. Under the terms of the purchase agreement, DSTV purchased from the sole member all of the Company's issued and outstanding member's interests in exchange for 3,520,000 shares of its common stock.

 SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 17, 2008

Destination Television, Inc.

Registrant

By:	/s/ Gordon Scott Venters

President